Exhibit 99.2

Certification Required by Section 906 of the Sarbanes-Oxley Act of 2002

Certification Under Section 906 of the Sarbanes-Oxley Act of 2002

I, Alfred P. West, Jr., Chairman and Chief Executive Officer of SEI Investments Company, a Pennsylvania corporation (the “Company”), hereby certifies that, based on my knowledge:

(a)	The quarterly report on Form 10-Q of the Company for the three months ended March 31, 2003, filed on May 14, 2003 with the Securities and Exchange Commission, as amended by Amendment No. 1 to the quarterly report on Form 10-Q/A of the Company filed on the date hereof with the Securities and Exchange Commission (collectively, the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ALFRED P. WEST, JR.
Alfred P. West, Jr. Chairman and Chief Executive Officer May 30, 2003